Exhibit 99.1

                               SECURITY AGREEMENT
                               ------------------

         THIS IS A SECURITY AGREEMENT dated as of July 11, 2001, between Microlog Corporation, a Virginia corporation (the "Borrower"), and TFX Equities Incorporated, a Delaware corporation ("Lender").

         Terms used herein with initial capital letters without definition have the meanings specified therefor in section 5.

                                   Background
                                   ----------

         In order to induce the Lender to make loans, advances or other financial accommodations requested by the Borrower or Microlog Corporation of Maryland, a Maryland corporation ("MCM") from time to time, the Lender desires and the Borrower is willing to grant, a security interest in certain property of the Borrower as security for Borrower's obligations or the obligations of MCM to repay such loans, advances or accommodations or any other liability or obligation now owed or hereafter owing by the Borrower or MCM to Lender, including Borrower's or MCM's obligation to pay all costs and expenses including reasonable attorneys' fees incurred by Lender in collecting any amount due from Borrower or MCM (all such liabilities and obligations of Borrower or MCM collectively the "Secured Indebtedness"). MCM is a subsidiary of Borrower, and Borrower expects to derive substantial direct and indirect benefit from the extension of such credit accommodations to MCM. Borrower recognizes that this Security Agreement will form part of the inducements to Lender to entertain requests to extend credit accommodations to Borrower or MCM, and that but for this Security Agreement, such credit accommodations would not be extended or maintained by Lender for the benefit of Borrower or MCM, or both of them.

         NOW THEREFORE, in consideration of the foregoing and such loans or other Secured Indebtedness which may from time to time be advanced by Lender to Borrower or MCM, the parties hereto intending to be legally bound hereby, agree as follows:

                                  1. SECURITY

         1.1.  Grant of Security Interest.
               ---------------------------

               To secure (a) the payment of the principal of and interest on the Secured Indebtedness, (b) the payment and performance of all other obligations of Borrower hereunder or under any note or other evidence of Secured Indebtedness and (c) the payment and performance of all other obligations and liabilities of Borrower to Lender (whether primary, secondary, direct, contingent, sole, joint or several) under any other agreement or note or otherwise, whether now held by Lender or hereafter acquired or contracted for, Borrower hereby pledges, assigns, transfers and grants to Lender a security interest in the following and all proceeds thereof:

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               (i)    All Equipment, machinery, motor vehicles, furniture,
                      fixtures and all other tangible personal property and all of Borrower's rights, title and interest therein (including any such property held by Borrower as lessee or in which Borrower otherwise may hold any property interest) now or hereafter held or acquired by Borrower, wherever located, together with all parts, fittings, accessories, accessions, substitutions therefor and replacements thereof, and all of Borrower's rights and powers in, under or to any lease or other contract pursuant to which Borrower has acquired or may acquire any interest in any such tangible personal property;

               (ii) All Inventory and parts therefor, now owned or at any time hereafter acquired by Borrower;

               (iii) All Accounts now owned or at any time hereafter acquired by Borrower;

               (iv) All General Intangibles now owned or at any time hereafter acquired by Borrower; and

               (v) All leases and other interests in real property now owned or held, as lessor or lessee, or hereafter acquired by Borrower;

               (vi) All Chattel Paper, Documents, Instruments, Deposit Accounts and securities or other Investment Property, now owned or hereafter acquired by Borrower;

including, to the extent pertinent to any such Collateral or proceeds thereof, and subject to any limitations which may be provided in this Agreement on the time of exercise thereof, all of the rights of Borrower to give or receive any notice, consent, waiver, demand, or approval under or in respect of any thereof, to exercise any election or option thereunder or in respect thereof, to demand, collect, receive and give receipts for all amounts payable under or in respect thereof or any policy of insurance relating thereto (and to settle, compromise, compound or otherwise release or adjust any claim under any such Collateral or any claim of the insured under any such policy of insurance) and to commence and prosecute any suits, actions or other proceedings at law or in equity to collect any such amounts or otherwise to enforce any rights of Borrower under or in respect thereof.

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         1.2.     Further Action and Assurances by Borrower.
                  -----------------------------------------

                  Borrower will take all such further action as Lender may at any time request to evidence or confirm the assignments and grants of security interest and powers herein contained, including without limitation:

                  (a) Furnish to Lender such information as to the Collateral (or any part thereof), in such form and detail, as Lender may request from time to time, and permit Lender to examine all of Borrower's records relating thereto at any time and to make extracts therefrom, and to inspect Borrower's Inventory and Equipment; and

                  (b) Give Lender assignments, in form acceptable to Lender, of such Borrower's Accounts or groups of Accounts, money due and to become due to Borrower under contracts, and Borrower's Patents and Patent Rights, as may be specified by Lender.

         1.3.     Perfection of Security Interests.
                  --------------------------------

                  Borrower will, at its expense, execute, authenticate, acknowledge, deliver, file and record all such documents (including financing statements, assignments and other instruments of transfer) and take all such other action as Lender may reasonably request to perfect and continue perfected under applicable law the security interests granted hereby or pursuant hereto, subject to no prior liens, encumbrances or security interests (other than those held by Silicon Valley Bank). The Borrower hereby irrevocably constitutes and appoints the Lender and each of its officers as attorney-in-fact of Borrower, with full power of substitution and revocation, in the name and on behalf of Borrower to execute, acknowledge, file and record any such financing statement, assignment or other instrument of transfer and take all such other action provided for in the preceding sentence. Lender shall give to Borrower a copy of any such document or instrument and a description of any such action, but any failure or delay to do so shall not affect or limit the authority granted in this Section.

         1.4.     Disposition of Collateral.
                  -------------------------

                  So long as no Default shall have occurred and be continuing or would result from any of the following actions, Borrower may in the ordinary course of its business dispose of any Collateral which constitutes tangible personal property and enforce and collect Collateral which constitutes Accounts or General Intangibles, and Borrower may retain, use and apply for its corporate purposes the Collateral and proceeds thereof.


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         1.5.     Action by Lender After Default.
                  ------------------------------

                  If a Default shall have occurred and be continuing (but not otherwise), Lender may exercise the rights and powers set forth below:

                  1.5.1. Lender may receive and collect all amounts payable to and receivable by Borrower under or in respect of any of the Collateral, may make all waivers and agreements, give all notices, consents and releases and do any and all other things whatsoever which Borrower is or may be entitled to do thereunder or under any policy of insurance relating thereto and, in general, exercise any rights granted in respect thereof to Lender pursuant to the last clause of Section
         1.1. Borrower hereby waives any requirement of law for notice of any default, payment or partial payment by any Person liable under or in respect of any Collateral or policy of insurance, and Borrower hereby consents to and waives notice of the granting by Lender, as assignee and secured party hereunder acting pursuant to the powers and authority granted to it herein or pursuant hereto, of indulgences to or extensions of time for payment of any obligation of any Person which may constitute or be in respect of any Collateral, Lender's taking or releasing of any security for the obligation of any such Person, Lender's acceptance of partial payments in respect thereof or Lender's settlement, compromising or compounding of any such obligation, all in such manner and at such time or times as Lender may deem advisable.

                  1.5.2. In furtherance of the assignment and granting of rights to Lender provided for in Section 1.1 and for the purposes thereof (and not otherwise), Borrower hereby irrevocably constitutes and appoints Lender as attorney-in-fact of Borrower, with full power of substitution and revocation, in the name of Borrower or otherwise to demand, enforce, collect, receive and receipt and give releases for any payment, indemnity or other performance becoming due or arising under any Collateral or any policy of insurance relating thereto (including any return of insurance premiums), to endorse and collect any checks, drafts or other instruments payable to Borrower therefor, and to do and take such other action (or exercise any rights), and to file any claims or institute any proceedings for any of the foregoing which Lender may deem appropriate and to compromise any such demand, claim or action.

                  1.5.3. Lender shall have no obligation to Borrower or any other Person to take any action to enforce any right or power granted hereby except (a) such action as may be commercially reasonable in the circumstances, (b) which shall have been requested of Lender by Borrower in writing and (c) in connection with which Lender shall have received from or on behalf of Borrower indemnity against costs, expenses and liabilities which may be incurred by it in connection therewith in amounts and form satisfactory to Lender.

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         1.6.     Termination of Security Interests.
                  ---------------------------------

                  When and only when Borrower shall have indefeasibly paid and performed in full all the Secured Indebtedness then outstanding and interest accrued thereon, the security interests granted to Lender pursuant to Section
1.1 shall terminate and, at the request and expense of Borrower, Lender will execute and deliver to Borrower such written evidence thereof, including termination statements, and take such other action as Borrower may reasonably request.

         1.7.     Representations and Covenants as to Location of Offices.
                  --------------------------------------------------------

                  Borrower represents and covenants as follows:

                  (a) Borrower is a corporation duly organized and existing under the laws of the State of Virginia.

                  (b) Borrower's exact legal name is as set forth in the first paragraph of this Security Agreement.

                  (c) Collateral which is tangible personal property is located at 20270 Goldenrod Lane, Germantown, MD 20876.

                  (d) Borrower will give advance written notice to Lender before making any change in the foregoing.


                      2. AFFIRMATIVE COVENANTS OF BORROWER

         Borrower covenants and agrees that so long as any Secured Indebtedness shall be outstanding:

         2.1.     Payment of Principal and Interest.
                  ---------------------------------

                  Borrower will pay upon demand all principal on the Secured Indebtedness and will pay when due all interest accrued on the Secured Indebtedness and all other amounts payable by Borrower hereunder.

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         2.2.     Payment of Taxes.
                  ----------------

                  Borrower will pay or cause to be paid when due all taxes, assessments, governmental charges or levies imposed upon it or its income, profits or any property belonging to it and also pay or cause to be paid all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon any of its properties or assets; provided, however, that Borrower shall not be required to pay any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings promptly initiated and diligently conducted by it, no proceedings in foreclosure or for the sale of any property of Borrower shall have been commenced (or such proceedings shall have been stayed pending the disposition of such contest of validity), and Borrower shall have set aside on its books adequate reserves with respect thereto.

         2.3.     Maintenance of Properties.
                  -------------------------

                  Borrower will at all times maintain, preserve, protect in good working order and condition its property used or useful in the conduct of its business (ordinary wear and tear and obsolescence excepted).

         2.4.     Insurance.
                  ---------

                  Borrower will carry adequate insurance (including fire and extended coverage insurance) issued by responsible insurers in amounts sufficient to comply with any applicable co-insurance provisions and against all such hazards as are usually carried by companies engaged in the same or a similar business similarly situated, and will deliver such evidence thereof to Lender as it may reasonably request.

         2.5.     Maintenance of Patents and Other General Intangibles.
                  ----------------------------------------------------

                  Borrower will take all such action as may be required from time to time (a) to prosecute successfully all applications for Patents, trademarks, service marks and other similar items of Collateral, except where the Borrower makes a good faith business judgment that such prosecution would not be in the best interests of the Borrower, (b) to maintain effective, in force and in good standing all Patents, trademarks, service marks and other similar items of Collateral in all jurisdictions where such rights shall have been filed, granted or issued, except where the Borrower makes a good faith business judgment that the maintenance of such items would not be in the best interests of the Borrower, and (c) to maintain in force and effect all contracts and contract rights, the termination of which would materially adversely affect the value of the Collateral, taken as a whole.

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         2.6.     Borrowing Under the Silicon Valley Bank Line of Credit.
                  ------------------------------------------------------

                  Until such time as all of the Secured Indebtedness shall have been repaid to the Lender, the Borrower shall not draw any funds pursuant to the Loan and Security Agreement, dated as of March 24, 1999 and as amended through January 26, 2001 among the Borrower, Microlog Corporation, and Silicon Valley Bank without the prior written consent of Lender.

         2.7      Further Assurances.
                  ------------------

                  Borrower will execute and deliver all such instruments and take such other action as Lender may reasonably request to effectuate the purposes of this Agreement and to secure the rights and remedies conferred upon Lender hereby or pursuant hereto.


                            3. DEFAULT AND REMEDIES

         3.1.     Events of Default.
                  -----------------

                  The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

                  (a) The failure by Borrower to pay any amount of principal of or interest on any Secured Indebtedness when due, within 30 days after it becomes due;

                  (b) The failure by Borrower to duly perform or observe any of its other covenants set forth herein or in any note or other evidence of any Secured Indebtedness and such failure shall continue for 15 days after Lender shall have given Borrower notice thereof;

                  (c) The entry of an order for relief against Borrower in an involuntary case under the Federal Bankruptcy Code, or the entry of an order adjudicating Borrower a bankrupt or insolvent under any similar bankruptcy or insolvency law, or the entry of an order appointing a receiver or trustee for Borrower or any of its property, or approving a petition seeking reorganization, dissolution, liquidation or other similar relief under the bankruptcy or other similar laws of the United States or any state or other jurisdiction, or the filing by Borrower of a petition commencing a voluntary proceeding under any such law or a petition, answer or other document seeking or consenting to any of the foregoing, or the filing by Borrower of a petition to take advantage of any debtor's act or the making by Borrower of a general assignment for the benefit of creditors or admitting in writing its inability to pay its debts as they mature;

                  (d) The issue of attachment, garnishment or any execution process or the making of any levy against any property of Borrower and within 60 days thereafter (but prior to any sale or other disposition pursuant to such process) such attachment, garnishment, execution process or levy shall not have been discharged; and

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                  (e) The entry of a final judgment for the payment of money against Borrower which, within 60 days after such entry, shall not have been discharged or execution thereof stayed pending appeal or shall not have been discharged within 60 days after the expiration of any such stay.

         3.2.     Remedies Against Collateral.
                  ---------------------------

                  Upon the occurrence of any Event of Default or at any time thereafter while such default shall remain uncured, Lender shall have and may exercise all of the rights and remedies in respect of the Collateral of a secured party under the Uniform Commercial Code, as well as all of its other rights and remedies in respect of the Collateral provided herein or provided under other applicable law, including the right, with or without judicial proceedings, without notice to Borrower, to take possession of any Collateral not then in Lender's possession and to dispose of it or Borrower's interest therein, at public or private proceedings for the sale, lease or other disposition thereof (and Lender may be the purchaser thereof at any such public proceedings for sale) and to apply such Collateral or the proceeds thereof to the obligations secured hereby. Any notice of any such sale required by law shall be reasonably and sufficiently given if given to Borrower at least 15 days prior to the date of such disposition at the address and in the manner hereinafter provided for notices. After application of the proceeds of Collateral or any disposition thereof to the obligations secured thereby, Borrower will be entitled to any surplus and will remain liable for any deficiency.

         3.3.     Delay or Omission Not Waiver.
                  ----------------------------

                  No delay or omission on the part of Lender to exercise any right upon the occurrence of any Event of Default shall impair any such right or shall be construed to be a waiver of any such default or any acquiescence therein. No waiver of any default hereunder shall affect any later default or shall impair any of Lender's rights hereunder. No single, partial or other exercise of any right by Lender shall preclude further or other exercise thereof.

         3.4.     Remedies Cumulative.
                  -------------------

                  The remedies provided for herein and in any instrument or agreement made pursuant hereto shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies existing, in Lender's favor, under the applicable law (including equity) of any jurisdiction.

         3.5.     Lender May Perform Obligations of Borrower.
                  ------------------------------------------

                  If Borrower fails to perform any of its covenants or obligations hereunder, Lender may, at its option, perform such covenant or obligation on behalf of and for the account of Borrower, whereupon the costs and expenses thereof incurred by Lender shall forthwith be paid on demand to Lender by Borrower.

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         3.6.     Expenses of Enforcement.
                  -----------------------

                  Borrower will pay all reasonable expenses of Lender, including attorneys' fees, incurred by Lender in enforcing its rights and remedies hereunder or under any Secured Indebtedness. If Lender brings suit (or files any claim in any bankruptcy, reorganization, insolvency or other proceeding) to enforce any of its rights hereunder or under any Secured Indebtedness and shall be entitled to judgment (or other recovery) in such action (or other proceeding) then Lender may recover, in addition to all other amounts payable hereunder or under any Secured Indebtedness, its reasonable expenses in connection therewith, including attorneys' fees, and the amount of such expenses shall be included in such judgment (or other form of award).


                         4. COMMUNICATIONS AND NOTICES

         4.1.     Form, Addresses, Etc.
                  ---------------------

                  All notices, requests and other communications given or made in connection with this Agreement or any transaction contemplated hereby shall be in writing, and, unless actual receipt is stated herein to be required, shall be deemed to have been validly given three days after being placed in the U.S. mail if mailed within the continental United States, first class postage prepaid, addressed as follows, or delivered to the individual or division or department to whose attention notices to a party are to be addressed, until some other address (or individual or division or department for attention) shall have been designated by notice given by a party to the other:

         To Borrower:
         -----------

                  Microlog Corporation
                  20270 Goldenrod Lane
                  Germantown, MD 20876
                  Attn:  John Mears

         To Lender:
         ---------

                  TFX Equities Incorporated
                  630 West Germantown Pike
                  Suite 450
                  Plymouth Meeting, PA.  19462
                  Attn:  John Sickler

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                                 5. DEFINITIONS

         5.1.     Meanings.
                  --------

                  The following words and phrases as used with initial capital letters in this Agreement, whether in singular or plural, shall have the meanings indicated:

                  (a) "Account" means "account" as that term is defined in the Uniform Commercial Code.

                  (b) "Chattel Paper" means "chattel paper" as that term is defined in the Uniform Commercial Code.

                  (c) "Collateral" means all property and rights in which Lender may hold a security interest pursuant to this Agreement.

                  (d) "Default" means an event or condition which would, with the passage of time or the giving of notice or both, constitute an Event of Default.

                  (e) "Deposit Accounts" means "deposit accounts" as that term is defined in the Uniform Commercial Code.

                  (f) "Documents" means "documents" as that term is defined in the Uniform Commercial Code.

                  (g) "Equipment" means "equipment" as that term is defined in the Uniform Commercial Code.

                  (h) "Event of Default" means each of the events specified in
Section 3.1.

                  (i) "General Intangibles" means "general intangibles" as that term is defined in the Uniform Commercial Code, including, without limitation, customer lists, books and records (including, without limitation, correspondence, credit files, tapes, cards, computer runs, computer programs and other papers and documents, whether in the possession or control of Borrower or any computer service bureau), rights and franchises in or under copyrights, Patents, Patent Rights, service marks and trademarks (and applications for service marks and trademarks), manufacture and supply agreements, distributorship agreements, contracts, logos, trade names, royalties, brand names, plans, blueprints, patterns, trade secrets, licenses, jigs, dies, molds and formulae.

                  (j) "Instruments" means "instruments" as that term is defined in the Uniform Commercial Code.

                  (k) "Inventory" means "inventory" as that term is defined in the Uniform Commercial Code.

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                  (l) "Investment Property" means "investment property" as that term is defined in the Uniform Commercial Code.

                  (m) "Patents" means United States and foreign patents in respect of any invention, including original and reissued patents, and applications for any such patent.

                  (n) "Patent Rights" means all rights to apply for the issue or to receive or obtain the assignment of any Patents, including all divisional, continuing, renewal, reissue and other applications therefor, and all other rights (including licenses) respecting Patents.

                  (o) "Person" means an individual, a corporation, partnership, trust, unincorporated association or a government or political subdivision or agency thereof.

                  (p) "Secured Indebtedness" means all indebtedness secured hereby as defined under the heading "Background."

                  (q) "Uniform Commercial Code" means the Uniform Commercial Code as adopted in Pennsylvania at the date of this Agreement.

                                6. MISCELLANEOUS

         6.1.     Successors and Assigns.
                  ----------------------

                  This Agreement, and all rights and powers granted hereby, will bind and inure to the benefit of the parties hereto and their respective successors, heirs and assigns.

         6.2.     Governing Law.
                  -------------

                  This Agreement has been made, executed and delivered in, and is to be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania except to the extent that the Uniform Commercial Code provides for the application of the law of a state where either the Collateral or the Borrower is located.

         6.3.     Headings Not Part of Agreement.
                  ------------------------------

                  The headings of the articles, sections and paragraphs hereof are inserted for convenience only, form no part of this Agreement and shall not be considered for the purpose of construing or interpreting the text hereof.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                                MICROLOG CORPORATION

                                                By: /s/ John Mears
                                                   -----------------------------
                                                Name:  John Mears
                                                Title: President and CEO

                                                TFX EQUITIES INCORPORATED

                                                By: /s/ John Sickler
                                                   -----------------------------
                                                Name:  John Sickler
                                                Title: Vice Chairman







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